Exhibit 10.48
Execution Version
AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment No. 6 to Third Amended and Restated Credit Agreement, dated as of November 25, 2025 (this “Amendment”), is entered into by SUNOCO LP, a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto, BANK OF AMERICA, N.A., as Lender (in such capacity, the “Increasing Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
INTRODUCTION
Reference is made to the Third Amended and Restated Credit Agreement, dated as of May 3, 2024 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 16, 2025, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 17, 2025, that certain Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025, that certain Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of October 3, 2025, and that certain Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of October 30, 2025, the “Existing Credit Agreement”, and as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Swingline Lender and the LC Issuers party thereto from time to time (the “LC Issuers” and individually, each an “LC Issuer”).
Pursuant to Section 2.17 of the Existing Credit Agreement, the Borrower has requested an Aggregate Revolving Credit Loan Commitment Increase, and the Increasing Lender has agreed to increase its Revolving Credit Loan Commitment to achieve such Increase.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Guarantors, the Increasing Lender and the Administrative Agent hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.Revolving Credit Loan Commitment Increase. Pursuant to Section 2.17 of the Existing Credit Agreement, effective as of the Amendment No. 6 Effective Date, (a) the Revolving Credit Loan Commitment of the Increasing Lender is hereby increased from $80,000,000.00 to $124,500,000.00 and (b) the Aggregate Revolving Credit Loan Commitments are hereby increased from $2,455,500,000.00 to $2,500,000,000.00. The Revolving Credit Loan Commitment and Applicable Percentage of each Lender upon effectiveness of this Amendment is set forth opposite its name on Part II of Schedule 1-A attached hereto as Annex A, under the caption “Revolving Credit Loan Commitment” or “Applicable Percentage”, as applicable.
Section 3.Amendment to Schedule 1-A to the Existing Credit Agreement. To reflect the foregoing Aggregate Revolving Credit Loan Commitment Increase and the increase of the Increasing Lender’s Revolving Credit Loan Commitment, effective as of the Amendment No. 6 Effective Date, Part II of Schedule 1-A to the Existing Credit Agreement is hereby replaced in its entirety with the contents of Annex A attached hereto.
IM-#10893179

Section 4.Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) the execution, delivery, and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and, except as could not reasonably be expected to have a Material Adverse Effect, do not and will not violate the terms of any of such Loan Party’s organization documents; (b) this Amendment and the Credit Agreement constitute legal, valid, and binding obligations of such Loan Party enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights; (c) the representations and warranties of the Borrower and each Guarantor contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date (provided that, (i) the representation and warranty contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01 of the Credit Agreement and (ii) the representation and warranty contained in Section 5.06(b) of the Credit Agreement shall not be required to be true and correct); and (d) no Default or Event of Default exists under the Loan Documents.
Section 5.Effect on Loan Documents. Except as amended herein, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s, any Lender’s or any LC Issuer’s rights under the Loan Documents, as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents in accordance with their terms.
Section 6.Effectiveness. This Amendment shall become effective, and the Aggregate Revolving Credit Loan Commitments and the Increasing Lender’s Revolving Credit Loan Commitment shall be increased, upon the date of satisfaction (or waiver) of the following conditions (the “Amendment No. 6 Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Administrative Agent and the Increasing Lender;
(b)the Borrower shall have borrowed and prepaid Revolving Credit Loans on the Amendment No. 6 Effective Date (and paid any additional amounts required pursuant to Section 3.06 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans of each Lender ratable with such Lender’s revised Applicable Percentage after giving effect to the Increase pursuant to this Amendment;
(c)all out-of-pocket costs and expenses (including, without limitation, reasonable and documented legal fees and expenses) required to be reimbursed pursuant to Section 10.04(a) of the Credit Agreement and invoiced at least two Business Days prior to the Amendment No. 6 Effective Date shall have been, on the Amendment No. 6 Effective Date, or will be substantially simultaneously, paid;

(d)the Administrative Agent shall have received all fees required to be paid on the Amendment No 6 Effective Date pursuant that certain Amendment No. 6 Fee Letter dated as of the date hereof, by and between the Borrower and the Administrative Agent; and
(e)the representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the Amendment No. 6 Effective Date.
Section 7.Loan Document. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.
Section 8.Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Obligations and the other amounts described in the Guaranty following the execution of this Amendment.
Section 9.Lender Credit Decision. The Increasing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. The Increasing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
Section 10.Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 11.Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be in the form of an Electronic Record and may be executed using Electronic Signatures in accordance with Section 10.02 of the Credit Agreement.
Section 12.ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages follow.]

EXECUTED as of the first date above written.
BORROWER:

SUNOCO LP
By:	SUNOCO GP LLC, its general partner
By:	/s/ Scott Grischow
Name:	Scott Grischow
Title:	Senior Vice President, Finance and Treasurer
GUARANTORS:

ALOHA PETROLEUM LLC
SUNMARKS, LLC
SUNOCO, LLC
SUNOCO FINANCE CORP.
SUNOCO MIDSTREAM HOLDINGS LLC
SUNOCO RETAIL LLC

Each by:/s/ Scott Grischow
Name: Scott Grischow
Title: Vice President, Investor Relations and
Treasury

SUNOCO MIDSTREAM LLC

Each by: /s/ Joseph Kim
Name: Joseph Kim
Title: Chief Executive Officer

ALOHA PETROLEUM, LTD.

By:/s/ Edward Pak
Name: Edward Pak
Title: Assistant Secretary

[Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement]

NUSTAR ENERGY L.P.

By:     RIVERWALK LOGISTICS, L.P., its general partner

By:     NUSTAR GP, LLC, its general partner

By:/s/ Scott Grischow
Name: Scott Grischow
Title: Senior Vice President, Finance and
Treasurer

NUSTAR LOGISTICS, L.P.

By:     RIVERWALK LOGISTICS, L.P., its general partner

By:     NUSTAR GP, LLC, its general partner

By:/s/ Scott Grischow
Name: Scott Grischow
Title: Senior Vice President, Finance and
Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:     NUSTAR PIPELINE COMPANY, LLC, its general partner

By:/s/ Scott Grischow
Name: Scott Grischow
Title: Senior Vice President, Finance and
Treasurer

NUSTAR PERMIAN HOLDINGS, LLC

By:/s/ Scott Grischow
Name: Scott Grischow
Title: Senior Vice President, Finance and
Treasurer

[Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement]

NUSTAR PIPELINE PARTNERS L.P.

By:     NUSTAR PIPELINE COMPANY, LLC, its general partner

By:/s/ Scott Grischow
Name: Scott Grischow
Title: Senior Vice President, Finance and
Treasurer

[Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:___________________________________
Name:_________________________________
Title:__________________________________

[Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:___________________________________
Name:_________________________________
Title:__________________________________
[Signature Page to Amendment No. 6 to Third Amended and Restated Credit Agreement]

Annex A

Part II of Schedule 1-A to Credit Agreement

Part II – Revolving Credit Loan Commitments and Applicable Percentages on and after the Parkland Acquisition Closing Date

Lender	Revolving Credit Loan Commitment	Applicable Percentage
Bank of America, N.A.	$124,500,000.00	4.98000000000000%
Truist Bank	$124,500,000.00	4.98000000000000%
Barclays Bank PLC	$124,500,000.00	4.98000000000000%
Citibank, N.A.	$124,500,000.00	4.98000000000000%
Credit Agricole Corporate and Investment Bank	$124,500,000.00	4.98000000000000%
JPMorgan Chase Bank, N.A.	$124,500,000.00	4.98000000000000%
Mizuho Bank, Ltd.	$124,500,000.00	4.98000000000000%
MUFG Bank, Ltd.	$124,500,000.00	4.98000000000000%
PNC Bank, National Association	$124,500,000.00	4.98000000000000%
Royal Bank of Canada	$124,500,000.00	4.98000000000000%
Banco Santander, S.A., New York Branch	$124,500,000.00	4.98000000000000%
Sumitomo Mitsui Banking Corporation	$124,500,000.00	4.98000000000000%
The Toronto-Dominion Bank, New York Branch	$124,500,000.00	4.98000000000000%
Wells Fargo Bank, National Association	$124,500,000.00	4.98000000000000%
The Bank of Nova Scotia, Houston Branch	$124,500,000.00	4.98000000000000%
ATB Financial	$70,277,777.78	2.81111111111111%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$70,277,777.78	2.81111111111111%
Bank of Montreal, Chicago Branch	$70,277,777.78	2.81111111111111%
Canadian Imperial Bank of Commerce, New York Branch	$70,277,777.78	2.81111111111111%
Raymond James Bank	$70,277,777.78	2.81111111111111%
Regions Bank	$70,277,777.78	2.81111111111111%
Morgan Stanley Bank, N.A.	$70,277,777.78	2.81111111111111%
Coöperatieve Rabobank U.A., New York Branch	$70,277,777.77	2.81111111111111%
U.S. Bank National Association	$70,277,777.77	2.81111111111111%
TOTAL:	$2,500,000,000.00	100.0000000000000%

Schedule 1-A